OTHER CURRENT ASSETS - NET	12 Months Ended
Dec. 31, 2014
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER CURRENT ASSETS - NET
6.	OTHER CURRENT ASSETS – NET

Other current assets consist of the following:

	As of December 31,
	2013	2014	2014
	(RMB’000)	(RMB’000)	(US$’000)
VAT recoverable	193,818	217,370	35,034
Income taxes recoverable	1,987	114	18
Unbilled solar systems integration revenue	25,775	25,335	4,083
Other receivables – net	33,544	27,740	4,471
Prepaid expenses – net	46,437	28,614	4,612

	301,561	299,173	48,218

VAT recoverable represents the excess of VAT expended on purchases over the VAT collected from sales. This amount can be applied against future VAT collected from customers or may be reimbursed by the tax authorities under certain circumstances.

Income taxes recoverable represent the excess of income taxes paid to tax authority over the current income taxes. This amount can be applied against income taxes in future years or may be reimbursed by the tax authorities.

Unbilled solar systems integration revenue represents amounts recognized as revenue for which invoices have not yet been sent to customers as of the balance sheet date.

The balance of other receivables as of December 31, 2013 included RMB104,504,000 for an advanced payment to one supplier which was reclassified from advance to suppliers to other receivables since 2011 because the Group has claimed the counterparty’s breach of a supply contract and was seeking monetary recovery of the outstanding deposit through legal methods. Full provision of RMB104,504,000 was recorded as of December 31, 2013, as a result of the Group’s assessment of probable loss. In the year ended December 31, 2014, the Company wrote off this receivable balance and the corresponding provision.